Exhibit 4.2

LYB INTERNATIONAL FINANCE III, LLC

Officer’s Certificate

October 8, 2020

Reference is made to the Indenture dated as of October 10, 2019 (as amended or supplemented from time to time, the “Indenture”) between LYB International Finance III, LLC, as issuer (the “Company”), LyondellBasell Industries N.V., as guarantor (the “Guarantor”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Trustee is the trustee for any and all securities issued under the Indenture. Pursuant to Section 2.01 of the Indenture the undersigned officer does hereby certify, in connection with the issuance of (i) $650,000,000 aggregate principal amount of Guaranteed Floating Rate Notes due 2023 (the “Floating Rate Notes”), (ii) $500,000,000 aggregate principal amount of 1.250% Guaranteed Notes due 2025 (the “2025 Notes”), (iii) $500,000,000 aggregate principal amount of 2.250% Guaranteed Notes due 2030 (the “2030 Notes”), (iv) $750,000,000 aggregate principal amount of 3.375% Guaranteed Notes due 2040 (the “2040 Notes”), (v) $1,000,000,000 aggregate principal amount of 3.625% Guaranteed Notes due 2051 (the “2051 Notes”), and (vi) $500,000,000 aggregate principal amount of 3.800% Guaranteed Notes due 2060 (the “2060 Notes” and, together with the Floating Rate Notes, 2025 Notes, 2030 Notes, 2040 Notes, 2051 Notes and 2060 Notes, the “Notes”) that the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture or in the form of Notes attached hereto as Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E, and Exhibit F as applicable.

Floating Rate Notes

Title:	Guaranteed Floating Rate Notes due 2023
Issuer:	LYB International Finance III, LLC
Form:	The Floating Rate Notes shall be issued in permanent global form
Guarantor:	LyondellBasell Industries N.V.
Trustee, Registrar, Transfer Agent, Authenticating Agent, Paying Agent and Calculation Agent:	Wells Fargo Bank, National Association
Aggregate Principal Amount at Maturity:	$650,000,000
Principal Payment Date:	October 1, 2023
Interest:	Three-month LIBOR plus 1.000% per annum
Date from which Interest will Accrue:	October 8, 2020
Interest Payment Dates:	Quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on January 1, 2021
Record Dates:	March 15, June 15, September 15 and December 15 immediately preceding the related interest payment date
Places of Payment:	The Trustee at its Corporate Trust Office in New York City set forth in Section 4.02 of the Indenture.
Optional Redemption:	On or after October 1, 2021, the Floating Rate Notes will be redeemable and repayable, at LYB International Finance III’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Floating Rate Notes to be redeemed plus accrued and unpaid interest on the Floating Rate Notes to be redeemed to, but excluding, the date of redemption. The Company does not have the right to redeem the Floating Rate Notes prior to October 1, 2021.
The Floating Rate Notes are also redeemable upon certain tax events as set forth in the Floating Rate Notes and Section 3.12 of the Indenture.
Conversion:	None
Sinking Fund:	None
Redemption at the Option of the Holder:	Upon a Change of Control Triggering Event as set forth in the Notes
Additional Amounts:	As set forth in Section 4.10 of the Indenture with respect to the Guarantor and Section 3.12 and Section 4.09 of the Indenture
Denominations:	$2,000 and integral multiples of $1,000 in excess thereof
Miscellaneous:	The terms of the Notes shall include such other terms as are set forth in the form of Notes attached hereto as Exhibit A and in the Indenture.

2025 Notes

Title:	1.250% Guaranteed Notes due 2025
Issuer:	LYB International Finance III, LLC
Form:	The 2025 Notes shall be issued in permanent global form
Guarantor:	LyondellBasell Industries N.V.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Wells Fargo Bank, National Association
Aggregate Principal Amount at Maturity:	$500,000,000
Principal Payment Date:	October 1, 2025
Interest:	1.250% per annum
Date from which Interest will Accrue:	October 8, 2020
Interest Payment Dates:	Semi-annually on April 1 and October 1, commencing on April 1, 2021
Record Dates:	March 15 and September 15 immediately preceding the related interest payment date
Places of Payment:	The Trustee at its Corporate Trust Office in New York City set forth in Section 4.02 of the Indenture.
Optional Redemption:	Prior to September 1, 2025 (one month prior to the maturity date), the 2025 Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
● 100% of the principal amount of the 2025 Notes to be redeemed; and
● the sum of the present values of the remaining scheduled payments of principal and interest on the 2025 Notes to be redeemed that would be due if the 2025 Notes matured on September 1, 2025 (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield (as defined in the 2025 Notes) plus 15 basis points; plus, in either case, accrued and unpaid interest to, but excluding, the date of redemption.
On or after September 1, 2025 (one month prior to the maturity date), the 2025 Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the 2025 Notes to be redeemed plus accrued and unpaid interest on the 2025 Notes to be redeemed to, but excluding, the date of redemption.
The 2025 Notes are also redeemable upon certain tax events as set forth in the 2025 Notes and Section 3.12 of the Indenture.
Special Mandatory Redemption:
In the event that the joint venture with Sasol Chemicals (USA) LLC (“Sasol”) announced by the Guarantor on October 2, 2020 (the “Louisiana Joint Venture”) is not completed on or prior to March 31, 2021, or if, prior to such date, the membership interest purchase agreement with Sasol entered into in connection with the Louisiana Joint Venture is validly terminated (other than in connection with the completion of the Louisiana Joint Venture), the Company will be required to redeem all of the outstanding 2025 Notes at a price equal to 101% of the principal amount of the 2025 Notes to be redeemed plus accrued and unpaid interest on the 2025 Notes to be redeemed to, but excluding, the date of redemption.

Conversion:	None
Sinking Fund:	None
Redemption at the Option of the Holder:	Upon a Change of Control Triggering Event as set forth in the Notes
Additional Amounts:	As set forth in Section 4.10 of the Indenture with respect to the Guarantor and Section 3.12 and Section 4.09 of the Indenture
Denominations:	$2,000 and integral multiples of $1,000 in excess thereof

Miscellaneous:	The terms of the Notes shall include such other terms as are set forth in the form of Notes attached hereto as Exhibit B and in the Indenture.

2030 Notes

Title:	2.250% Guaranteed Notes due 2030
Issuer:	LYB International Finance III, LLC
Form:	The 2030 Notes shall be issued in permanent global form
Guarantor:	LyondellBasell Industries N.V.
Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Wells Fargo Bank, National Association
Aggregate Principal Amount at Maturity:	$500,000,000
Principal Payment Date:	October 1, 2030
Interest:	2.250% per annum
Date from which Interest will Accrue:	October 8, 2020
Interest Payment Dates:	Semi-annually on April 1 and October 1, commencing on April 1, 2021
Record Dates:	March 15 and September 15 immediately preceding the related interest payment date
Places of Payment:	The Trustee at its Corporate Trust Office in New York City set forth in Section 4.02 of the Indenture.
Optional Redemption:	Prior to July 1, 2030 (three months prior to the maturity date), the 2030 Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
● 100% of the principal amount of the 2030 Notes to be redeemed; and
● the sum of the present values of the remaining scheduled payments of principal and interest on the 2030 Notes to be redeemed that would be due if the 2030 Notes matured on July 1, 2030 (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield (as defined in the 2030 Notes) plus 25 basis points; plus, in either case, accrued and unpaid interest to, but excluding, the date of redemption.
On or after July 1, 2030 (three months prior to the maturity date), the 2030 Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the 2030 Notes to be redeemed plus accrued and unpaid interest on the 2030 Notes to be redeemed to, but excluding, the date of redemption.
The 2030 Notes are also redeemable upon certain tax events as set forth in the 2030 Notes and Section 3.12 of the Indenture.
Special Mandatory Redemption:	In the event that the Louisiana Joint Venture is not completed on or prior to March 31, 2021, or if, prior to such date, the membership interest purchase agreement with Sasol entered into in connection with the Louisiana Joint Venture is validly terminated (other than in connection with the completion of the Louisiana Joint Venture), the Company will be required to redeem all of the outstanding 2030 Notes at a price equal to 101% of the principal amount of the 2030 Notes to be redeemed plus accrued and unpaid interest on the 2030 Notes to be redeemed to, but excluding, the date of redemption.
Conversion:	None
Sinking Fund:	None

Redemption at the Option of the Holder:	Upon a Change of Control Triggering Event as set forth in the Notes
Additional Amounts:	As set forth in Section 4.10 of the Indenture with respect to the Guarantor and Section 3.12 and Section 4.09 of the Indenture
Denominations:	$2,000 and integral multiples of $1,000 in excess thereof
Miscellaneous:	The terms of the Notes shall include such other terms as are set forth in the form of Notes attached hereto as Exhibit C and in the Indenture.

2040 Notes

Title:	3.375% Guaranteed Notes due 2040
Issuer:	LYB International Finance III, LLC
Form:	The 2040 Notes shall be issued in permanent global form
Guarantor:	LyondellBasell Industries N.V.
Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Wells Fargo Bank, National Association
Aggregate Principal Amount at Maturity:	$750,000,000
Principal Payment Date:	October 1, 2040
Interest:	3.375% per annum
Date from which Interest will Accrue:	October 8, 2020
Interest Payment Dates:	Semi-annually on April 1 and October 1, commencing on April 1, 2021
Record Dates:	March 15 and September 15 immediately preceding the related interest payment date
Places of Payment:	The Trustee at its Corporate Trust Office in New York City set forth in Section 4.02 of the Indenture.
Optional Redemption:	Prior to April 1, 2040 (six months prior to the maturity date), the 2040 Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
● 100% of the principal amount of the 2040 Notes to be redeemed; and
● the sum of the present values of the remaining scheduled payments of principal and interest on the 2040 Notes to be redeemed that would be due if the 2040 Notes matured April 1, 2040 (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield (as defined in the 2040 Notes) plus 30 basis points; plus, in either case, accrued and unpaid interest to, but excluding, the date of redemption.
On or after April 1, 2040 (six months prior to the maturity date), the 2040 Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the 2040 Notes to be redeemed plus accrued and unpaid interest on the 2040 Notes to be redeemed to, but excluding, the date of redemption.
The 2040 Notes are also redeemable upon certain tax events as set forth in the 2040 Notes and Section 3.12 of the Indenture.
Conversion:	None
Sinking Fund:	None
Redemption at the Option of the Holder:	Upon a Change of Control Triggering Event as set forth in the Notes
Additional Amounts:	As set forth in Section 4.10 of the Indenture with respect to the Guarantor and Section 3.12 and Section 4.09 of the Indenture
Denominations:	$2,000 and integral multiples of $1,000 in excess thereof
Miscellaneous:	The terms of the Notes shall include such other terms as are set forth in the form of Notes attached hereto as Exhibit D and in the Indenture.

2051 Notes

Title:	3.625% Guaranteed Notes due 2051
Issuer:	LYB International Finance III, LLC
Form:	The 2051 Notes shall be issued in permanent global form
Guarantor:	LyondellBasell Industries N.V.
Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Wells Fargo Bank, National Association
Aggregate Principal Amount at Maturity:	$1,000,000,000
Principal Payment Date:	April 1, 2051
Interest:	3.625% per annum
Date from which Interest will Accrue:	October 8, 2020
Interest Payment Dates:	Semi-annually on April 1 and October 1, commencing on April 1, 2021
Record Dates:	March 15 and September 15 immediately preceding the related interest payment date
Places of Payment:	The Trustee at its Corporate Trust Office in New York City set forth in Section 4.02 of the Indenture.
Optional Redemption:	Prior to October 1, 2050 (six months prior to the maturity date), the 2051 Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
● 100% of the principal amount of the 2051 Notes to be redeemed; and
● the sum of the present values of the remaining scheduled payments of principal and interest on the 2051 Notes to be redeemed that would be due if the 2051 Notes matured October 1, 2050 (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield (as defined in the 2051 Notes) plus 35 basis points; plus, in either case, accrued and unpaid interest to, but excluding, the date of redemption.
On or after October 1, 2050 (six months prior to the maturity date), the 2051 Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the 2051 Notes to be redeemed plus accrued and unpaid interest on the 2051 Notes to be redeemed to, but excluding, the date of redemption.
The 2051 Notes are also redeemable upon certain tax events as set forth in the 2051 Notes and Section 3.12 of the Indenture.
Conversion:	None
Sinking Fund:	None
Redemption at the Option of the Holder:	Upon a Change of Control Triggering Event as set forth in the Notes
Additional Amounts:	As set forth in Section 4.10 of the Indenture with respect to the Guarantor and Section 3.12 and Section 4.09 of the Indenture
Denominations:	$2,000 and integral multiples of $1,000 in excess thereof
Miscellaneous:	The terms of the Notes shall include such other terms as are set forth in the form of Notes attached hereto as Exhibit E and in the Indenture.

2060 Notes

Title:	3.800% Guaranteed Notes due 2060
Issuer:	LYB International Finance III, LLC
Form:	The 2060 Notes shall be issued in permanent global form
Guarantor:	LyondellBasell Industries N.V.
Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Wells Fargo Bank, National Association
Aggregate Principal Amount at Maturity:	$500,000,000
Principal Payment Date:	October 1, 2060
Interest:	3.800% per annum
Date from which Interest will Accrue:	October 8, 2020
Interest Payment Dates:	Semi-annually on April 1 and October 1, commencing on April 1, 2021
Record Dates:	March 15 and September 15 immediately preceding the related interest payment date
Places of Payment:	The Trustee at its Corporate Trust Office in New York City set forth in Section 4.02 of the Indenture.
Optional Redemption:	Prior to April 1, 2060 (six months prior to the maturity date), the 2060 Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
● 100% of the principal amount of the 2060 Notes to be redeemed; and
● the sum of the present values of the remaining scheduled payments of principal and interest on the 2060 Notes to be redeemed that would be due if the 2060 Notes matured April 1, 2060 (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield (as defined in the 2060 Notes) plus 35 basis points; plus, in either case, accrued and unpaid interest to, but excluding, the date of redemption.
On or after April 1, 2060 (six months prior to the maturity date), the 2060 Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the 2060 Notes to be redeemed plus accrued and unpaid interest on the 2060 Notes to be redeemed to, but excluding, the date of redemption.
The 2060 Notes are also redeemable upon certain tax events as set forth in the 2060 Notes and Section 3.12 of the Indenture.
Special Mandatory Redemption:	In the event that the Louisiana Joint Venture is not completed on or prior to March 31, 2021, or if, prior to such date, the membership interest purchase agreement with Sasol entered into in connection with the Louisiana Joint Venture is validly terminated (other than in connection with the completion of the Louisiana Joint Venture), the Company will be required to redeem all of the outstanding 2060 Notes at a price equal to 101% of the principal amount of the 2060 Notes to be redeemed plus accrued and unpaid interest on the 2060 Notes to be redeemed to, but excluding, the date of redemption.
Conversion:	None
Sinking Fund:	None
Redemption at the Option of the Holder:	Upon a Change of Control Triggering Event as set forth in the Notes

Additional Amounts:	As set forth in Section 4.10 of the Indenture with respect to the Guarantor and Section 3.12 and Section 4.09 of the Indenture
Denominations:	$2,000 and integral multiples of $1,000 in excess thereof
Miscellaneous:	The terms of the Notes shall include such other terms as are set forth in the form of Notes attached hereto as Exhibit F and in the Indenture.

Subject to the representations, warranties and covenants described in the Indenture, the Company shall be entitled, subject to authorization by the sole member of the Company and an Officer’s Certificate, to issue additional Notes of a series of Notes from time to time. Any such additional Notes shall have identical terms as the applicable series of Notes issued on the issue date, other than with respect to the date of issuance, the public offering price, the initial interest payment date, if applicable, and the payment of interest accruing prior to the issue date of such additional Notes (together the “Additional Notes”). Any Additional Notes will be issued in accordance with Section 2.01 of the Indenture.

Such officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officer’s Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Company. In such officer’s opinion, he has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance and authentication of the Notes have been complied with. In such officer’s opinion, such covenants and conditions have been complied with.

[Signature Page Follows]

IN WITNESS WHEREOF, I have signed this certificate.

Dated: October 8, 2020

LYB INTERNATIONAL FINANCE III, LLC

By:	/s/ Michael McMurray
	Name:	Michael McMurray
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Officer's Certificate]

EXHIBIT A
FORM OF NOTE DUE 2023
    UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.
TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

CUSIP: 50249A AE3
ISIN: US50249AAE38
LYB International Finance III, LLC

GLOBAL NOTE
representing up to
$650,000,000 Guaranteed Floating Rate Notes due 2023

Fully and Unconditionally Guaranteed by

LyondellBasell Industries N.V.

No. [	]	$[	]

LYB INTERNATIONAL FINANCE III, LLC, a Delaware limited liability company, promises to pay to Cede & Co., or its registered assigns, [ • ] DOLLARS ($[ • ]) or such greater or lesser principal sum as may be set forth on the Schedule of Increases or Decreases in Global Note attached hereto on October 1, 2023.
Interest Payment Dates: Quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on January 1, 2021
Record Dates: March 15, June 15, September 15 and December 15 immediately preceding the related interest payment date
Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

LYB INTERNATIONAL FINANCE III, LLC, as Issuer
By:
Name: [●]
Title: [●]

Dated: October 8, 2020

LYONDELLBASELL INDUSTRIES N.V., as Guarantor
By:
Name: [●]
Title: [●]

Dated: October 8, 2020

This is one of the Notes referred to in the within-mentioned Indenture:
            Wells Fargo Bank, National Association, as Trustee

            By:_________________________________
            Name:
            Title:

Dated: October 8, 2020

[Back of Note]
Guaranteed Floating Rate Notes due 2023

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. LYB International Finance III, LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at an interest rate as determined in the manner provided in this Note from October 8, 2020 until maturity as set forth in the Indenture (as defined below). The Company will pay interest quarterly in arrears on January 1, April 1, July 1 and October 1 of each year , or if any such day is not a Business Day, on the next succeeding Business Day without the accrual of interest for the intervening period (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date; provided that the first Interest Payment Date shall be January 1, 2021. The per annum interest rate on the Notes (the “Floating Interest Rate”) in effect for each day of an Interest Period (as defined below) will be equal to a benchmark rate (which will initially be the Three-Month LIBOR Rate) plus 100 basis points (1.000%). The Floating Interest Rate for the initial Interest Period shall be determined on October 6, 2020. The Floating Interest Rate for each Interest Period after the initial Interest Period for the Notes will be reset on January 1, April 1, July 1 and October 1 of each year, commencing January 1, 2021, (each such date an “Interest Reset Date”) until the principal on the Notes is paid or made available for payment. So long as the Three-Month LIBOR Rate is the benchmark, the applicable interest rate shall be determined two London Business Days prior to each Interest Reset Date (each such date, an “Interest Determination Date”). If any such Interest Reset Date and Floating Rate Interest Payment Date for the Notes would otherwise be a day that is not a Business Day, such Interest Reset Date and Floating Rate Interest Payment Date will be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such Interest Reset Date and Floating Rate Interest Payment Date will be the immediately preceding Business Day.

“Interest Period” means the period from and including an Interest Reset Date or, in the case of the initial Interest Period, from the Settlement Date to but excluding the next succeeding Interest Reset Date and, in the case of the last such period, from and including the Interest Reset Date immediately preceding the Floating Rate Maturity Date to but not including such Floating Rate Maturity Date. If the Floating Rate Maturity Date is not a Business Day, then the principal amount of the Notes plus accrued and unpaid interest thereon shall be paid on the next succeeding Business Day and no interest shall accrue for the Floating Rate Maturity Date, or any day thereafter.

The amount of interest for each day that the Notes are outstanding (the “Daily Interest Amount”) will be calculated by dividing the Floating Interest Rate in effect for such day by 360 and multiplying the result by the principal amount of the Notes. The amount of interest to be paid on the Notes for any Interest Period will be calculated by adding the Daily Interest Amounts for each day in such Interest Period.

The Floating Interest Rate on the Notes shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. In no event will the Floating Interest Rate be less than 0.0%.

So long as the Three-Month LIBOR Rate is the benchmark, the Floating Interest Rate and amount of interest to be paid on the Notes for each Interest Period will be determined by the Calculation Agent (as defined below). All calculations made by the Calculation Agent shall in the absence of manifest error be conclusive for all purposes and binding on the Partnership and the Holders of the Notes. So long as a benchmark rate is required to be determined with respect to the Notes, there shall at all times be a Calculation Agent. Wells Fargo Bank, National Association is the initial Calculation Agent (the “Calculation Agent”). In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish the benchmark rate for any Interest Period, or that the Partnership proposes to remove such Calculation Agent, the Partnership shall appoint another person which is a bank, trust company, investment banking firm, or other financial institution, to act as the calculation agent.

2. Floating Rate Benchmark; Benchmark Transition Event. Interest on the Notes will accrue at a floating rate based on a “benchmark,” which initially is the Three-Month LIBOR Rate, but will be replaced by the benchmark replacement following the occurrence of a benchmark transition event and its related benchmark replacement date as described below.

The “Index Maturity” shall mean the period to maturity of the instrument or obligation on which the floating interest rate formula is based (e.g., “Three Month LIBOR”).

The “Three-Month LIBOR Rate” shall mean the rate determined in accordance with the provisions described herein and the accompanying prospectus for the Notes with an Index Maturity of three months.

The “LIBOR” for any Interest Determination Date is the rate for deposits in the LIBOR Currency having the Index Maturity specified herein as such rate is displayed on Reuters on page LIBOR01 (or any other page as may replace such page on such service or any successor service nominated by ICE Benchmark Administration Ltd. for the purpose of displaying the London interbank rates of major banks for the designated LIBOR Currency) (“Reuters Page LIBOR01”) (or Bloomberg L.P.’s page “BBAM” or any other page as may replace such page on such service, any successor service or such other service as may be nominated as the information vendor for the purpose of displaying rates or prices comparable to LIBOR for U.S. dollar deposits) as of 11:00 a.m., London time, on such LIBOR Interest Determination Date.

If LIBOR cannot be determined as described above, the Company shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company to provide the Calculation Agent with its offered quotation for deposits in the designated LIBOR Currency for the period of the Index Maturity specified herein commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the designated LIBOR Currency in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations as provided to the Calculation Agent. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the City of New York, on such LIBOR Interest Determination Date by three major banks (which may include affiliates of the underwriters) in the City of New York selected by the Company for loans in the designated LIBOR Currency to leading European banks, having the Index Maturity specified herein and in a principal amount that is representative for a single transaction in the designated LIBOR Currency in such market at such time; provided, however, that if the banks selected by the Company are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date shall be the same LIBOR as in effect on such LIBOR Interest Determination Date. All determinations of LIBOR, in absence of manifest error, shall be conclusive and binding on the Holders. The Calculation Agent shall not be obligated to solicit quotations or other rate information from the selected banks or any other bank or source.

Notwithstanding the foregoing, if the Company (or its Designee (as defined below)) determines that a benchmark transition event and its related benchmark replacement date have occurred prior to any interest determination date for the then-current benchmark, then the Company shall promptly provide notice of such determination to DTC, the Trustee and the Calculation Agent and the benchmark replacement will replace the then-current benchmark for all purposes relating to the floating rate notes in respect of such determination on such date and all determinations on all subsequent dates. However, if the initial benchmark replacement is based on any rate other than term SOFR and the Company later determines that term SOFR can be determined, term SOFR will become the new unadjusted benchmark replacement and will, together with a new benchmark replacement adjustment for term SOFR, replace the then-current benchmark on the next benchmark determination date for term SOFR.

A “benchmark transition event” means the occurrence of one or more of the following events with respect to the then-current benchmark:
(1) a public statement or publication of information by or on behalf of the administrator of the benchmark announcing that such administrator has ceased or will cease to provide the benchmark, permanently or indefinitely; provided, that, at the time of such statement or publication, there is no successor administrator that will continue to provide the benchmark;

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the benchmark, the central bank for the currency of the benchmark, an insolvency official with jurisdiction over the administrator for the benchmark, a resolution authority with jurisdiction over the administrator for the benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the benchmark, which states that the administrator of the benchmark has ceased or will cease to provide the benchmark permanently or indefinitely; provided, that, at the time of such statement or publication, there is no successor administrator that will continue to provide the benchmark; or
(3) a public statement or publication of information by the regulatory supervisor for the administrator of the benchmark announcing that the benchmark is no longer representative of the underlying market or economic reality or that the benchmark may no longer be used.

A “benchmark replacement date” means:
(1) in the case of clause (1) or (2) of the definition of benchmark transition event, the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the benchmark permanently or indefinitely ceases to provide the benchmark; or
(2) in the case of clause (3) of the definition of benchmark transition event, the date of the public statement or publication of information referenced therein.

The term “benchmark determination date” means (a) if the benchmark is the Three-Month LIBOR Rate, the date that is two London Business Days before the applicable Interest Reset Date, and (b) if the benchmark is any other rate, the date determined by the Company (or the Company’s designee, which may be the Calculation Agent only if the Calculation Agent consents in writing to such appointment in its sole discretion with no liability therefor, a successor Calculation Agent, or other such designee of the Company (any of such entities, a “Designee”)) as a benchmark replacement conforming change. If the Designee is not the Calculation Agent, the Company shall notify the Trustee and the Calculation Agent in writing of the party that has been appointed by the Company as Designee.

The “benchmark replacement” will be the first alternative set forth in the order below that can be determined by the Company or its Designee as of the benchmark replacement date:
(1) the sum of (a) term SOFR and (b) the benchmark replacement adjustment;
(2) the sum of (a) compounded SOFR and (b) the benchmark replacement adjustment;
(3) the sum of (a) the alternate rate of interest that has been selected or recommended by the relevant governmental body as the replacement for the then-current benchmark for the applicable corresponding tenor and (b) the benchmark replacement adjustment;
(4) the sum of (a) the ISDA fallback rate and (b) the benchmark replacement adjustment; and
(5) the sum of (a) the alternate rate of interest that has been selected by the Company (or its Designee) in its reasonable discretion as the replacement for the then-current benchmark for the applicable corresponding tenor and (b) the benchmark replacement adjustment.

“SOFR”, with respect to any day, is the secured overnight financing rate published for such day by the Federal Reserve Bank of New York.
The term “term SOFR” means the forward-looking term rate for the applicable corresponding tenor based on SOFR that has been selected or recommended by the relevant governmental body.

The “corresponding tenor” will be a tenor (including overnight) having approximately the same length (disregarding business day adjustments) as the applicable tenor for the then-current benchmark.

The “ISDA fallback rate” means the rate that would apply for derivatives transactions referencing the ISDA definitions to be effective upon the occurrence of an index cessation date with respect to the benchmark for the applicable tenor excluding the applicable ISDA fallback adjustment.

The “ISDA definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA fallback adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA definitions to be determined upon the occurrence of an index cessation event with respect to the benchmark for the applicable tenor.

The term “compounded SOFR” means, for any interest accrual period, the compounded average, in arrears, of the SOFRs for each day of such interest accrual period, as determined on the benchmark determination date for such interest accrual period, with the rate, or methodology for this rate, and conventions for this rate (which will be compounded in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each interest accrual period, such that the SOFR on the benchmark determination date will apply for each day in the interest accrual period following the benchmark determination date) being established by the Company (or the Company’s Designee) in accordance with:
(1) the rate, or methodology for this rate, and conventions for this rate selected or recommended by the relevant governmental body for determining compounded SOFR; or
(2) if, and to the extent that, the Company (or its Designee) determines that compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by the Company (or its Designee) in its reasonable discretion.

The “benchmark replacement adjustment” will be the first alternative set forth in the order below that can be determined by the Company (or its Designee) as of the benchmark replacement date:
(1) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the relevant governmental body for the applicable unadjusted benchmark replacement;
(2) if the applicable unadjusted benchmark replacement is equivalent to the ISDA fallback rate, then the ISDA fallback adjustment; and
(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company (or its Designee) in its reasonable discretion for the replacement of the then-current benchmark with the applicable unadjusted benchmark replacement.

The “unadjusted benchmark replacement” is the benchmark replacement excluding the benchmark replacement adjustment.

The “relevant governmental body” is the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor thereto.

In connection with the implementation of a benchmark replacement, the Company (or its Designee) will have the right from time to time to make "benchmark replacement conforming changes," which are any technical, administrative or operational changes (including changes to the timing and frequency of determining rates, the process of making payments of interest and other administrative matters) that the Company (or its Designee) decides may be appropriate to reflect the adoption of such benchmark replacement in a manner substantially consistent with market practice (or, if the Company decides that adoption of any portion of such market practice is not administratively feasible or if the Company (or its Designee) determines that no market practice for use of the benchmark replacement exists, in such other manner as the Company (or its Designee) determines is reasonably necessary).

Notice of the occurrence of a benchmark transition event and its related benchmark replacement date, the determination of a benchmark replacement and the making of any benchmark conforming changes shall be provided by the Company (or its Designee) to DTC, the Trustee and the Calculation Agent.

Any determination, decision or election that may be made by the Company (or its Designee) in connection with a benchmark transition event or a benchmark replacement as described above, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in the Company’s (or its Designee’s) reasonable discretion, and shall become effective without consent from any other party, including the Holders of the Notes. None of the Company, its Designee, the Trustee with respect to the Notes, or the Calculation Agent, shall have any liability for any determination made by or on behalf of the Company in connection with a benchmark transition event or a benchmark replacement as described above, and each Holder of a Notes, by its acceptance of this Note or a beneficial interest in this Note, waives and releases any and all claims against the Company, its Designee, and the Trustee with respect to the Notes, or the Calculation Agent relating to any such determinations.

Neither the Trustee nor the Calculation Agent (if not the Trustee) shall have any liability or responsibility for any information used in determining or calculating any interest rate or any adverse result due to a discontinuation of, or the unavailability of, LIBOR, the Benchmark or any other indexed rate. Neither the Trustee nor the Calculation Agent (if not the Trustee) shall be under any duty or obligation other than those expressly set forth in the governing transaction documents, and neither the Trustee nor the Calculation Agent (if not the Trustee) shall be liable or responsible for any inability, failure or delay on its part to perform any of its duties set forth herein as a result of the unavailability of LIBOR (or the Benchmark or any other indexed rate) and the absence of a designated Benchmark Replacement, including as a result of any inability, delay, actions or omissions on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms hereof and reasonably required for the performance of such duties. Neither the Trustee nor the Calculation Agent (if not the Trustee) shall be bound to follow or agree to any amendment or supplement of the governing transaction documents that would increase, change or affect the duties, obligations or liabilities of the Calculation Agent (including without limitation the imposition or expansion of discretionary authority), or reduce, eliminate, limit or otherwise change any right, privilege or protection of the Calculation Agent, or would otherwise adversely affect the Calculation Agent, in each case in its reasonable judgment, without such party's prior express written consent.

In addition to any other protections or indemnities granted to the Trustee or any paying agent, neither the Trustee, nor any paying agent shall have any liability or responsibility for the failure of any party to calculate or determine the Benchmark or relevant interest rate or for the failure to pay interest or any other amounts due in connection with the Notes as a result of the failure of the relevant parties to calculate or determine the Benchmark or relevant interest rate or provide such information and calculations to the Trustee or paying agent. Furthermore, neither the Trustee, the Calculation Agent nor any paying agent shall have any liability or responsibility to monitor any Benchmark, relevant interest rate or any underlying index in connection with interest on the Notes or the calculation thereof.

“LIBOR Currency” means U.S. dollars.

3. Method of Payment. The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on March 15, June 15, September 15 and December 15 (whether or not a Business Day), as the case may be, immediately preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.15(b) of the Indenture with respect to defaulted interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
4. Trustee; Paying Agent and Registrar. Wells Fargo Bank, National Association, will be the Trustee, Paying Agent and Registrar (the “Trustee”) under the Indenture with regard to the Notes.
5. Guarantee. LyondellBasell Industries N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Notes, upon the terms and subject to the conditions set forth in the Indenture, (a) the full and prompt payment of the principal of and any premium on this Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on and any Additional Amounts with respect to this Note when and as the same shall become due, subject in each case to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on any Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on or any Additional Amounts with respect to any Note when and as the same shall become due, each of the Trustee and the Holder of such Note shall have the right to proceed first and directly against the Guarantor under the

Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.
6. Indenture. The Company issued the Notes under an Indenture, dated as of October 10, 2019 (as amended or supplemented from time to time, the “Indenture”), between the Company, the Guarantor and the Trustee. This Note represents a duly authorized issue of Notes of the Company designated as its Guaranteed Floating Rate Notes due 2023 (the “Notes”). The Company shall be entitled to issue additional Notes pursuant to Section 2.01 of the Indenture. The Notes issued under the Indenture shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
7. Optional Redemption.
(a) On or after October 1, 2021, the Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.
(b) Notes called for redemption become due on the date fixed for redemption. Notices of redemption will be mailed at least 10 but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the redemption price or, if not ascertainable, the manner of determining the redemption price and the place(s) that payment will be made upon presentation and surrender of Notes to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. Notes called for redemption will be redeemed and repaid in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof. If less than all the Notes are redeemed at any time, the Trustee will select the Notes to be redeemed on a pro rata basis or by any other method in accordance with the procedures of DTC.
8. Redemption for Changes in Taxes. In accordance with Section 3.12 of the Indenture, the Company may redeem the Notes in whole but not in part at its discretion at any time upon giving not less than 10 nor more than 60 days’ prior notice to the Holders of the Notes (which notice will be irrevocable) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Company for redemption (a “Tax Redemption Date”) (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date and Additional Amounts (if any) in respect thereof) under the circumstances set forth in Section 3.12 of the Indenture.
9. Sinking Fund. The Company shall not be required to make sinking fund payments with respect to the Notes.
10. Change of Control Offer. If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes as described in Section 7, each Holder shall have the right to require the Company to make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth herein. In a Change of Control Offer, the Company will offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased (a “Change of Control Payment”), plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase, subject to the right of Holders of record on the applicable record date to receive interest due on the next Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the applicable notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (a “Change of Control Payment Date”). The notice may, if mailed prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.
Upon the Change of Control Payment Date, the Company will, to the extent lawful:
(a) accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;
(b) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered and not withdrawn; and
(c) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company will comply with the applicable requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

For purposes of this Section 10, the following terms will be applicable:
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s Subsidiaries, taken as a whole, to any person, other than the Guarantor or one of its Subsidiaries; or (2) the Guarantor becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of acquisition, merger, amalgamation, consolidation, transfer, conveyance or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the voting stock of the Guarantor, other than by virtue of the imposition of a holding company, or the reincorporation of the Guarantor in another jurisdiction, so long as the beneficial owners of the voting stock of the Guarantor immediately prior to such transaction hold a majority of the voting power of the voting stock of such holding company or reincorporation entity immediately thereafter. Any disposition of a “disposed group” permitted pursuant to Section 5.01(b) of the Indenture will not constitute a Change of Control pursuant to clause (1) of the first sentence of this definition.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) of the definition of Change of Control above if (i) the Guarantor becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s voting stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. The term “person,” as used in this definition of Change of Control, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.

These provisions relating to the Company’s obligation to make a Change of Control Offer may be waived or modified with the consent of the Holders of a majority in aggregate principal amount of the Notes.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“investment grade rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Guarantor.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“rating agencies” means (1) each of Moody’s and S&P and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Guarantor (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.
“rating event” means the rating on the Notes is lowered by both of the two rating agencies and the Notes are rated below an investment grade rating by both of the two rating agencies, in any case on any day during the period (which period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the rating agencies) commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“voting stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
11. Denominations, Transfer, Exchange. The Notes are in fully registered form only, without coupons, in denominations of $2,000 and integral multiples of $1,000. A holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes during a period beginning 15 days before the mailing of a redemption notice for any Notes or portions thereof selected for redemption.
12. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
13. Amendment, Supplement and Waiver. The Indenture or the Notes may be amended or supplemented as provided in the Indenture.
14. Defaults and Remedies. If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor as specified in the Indenture) occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Event of Default (or, in the case of an Event of Default described in clause (4) of Section 6.01(a) of the Indenture, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities of all such series so affected acting as one class) by notice to the Company, the Guarantor and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of such series or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on the Securities shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 6.01(a) of the Indenture hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder of the Securities. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by such Event of Default or all series so affected, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if (1) the rescission would not conflict with any judgment or decree, (2) all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration, and (3) the Trustee has been paid any amounts due to it for the compensation as may be agreed in writing by the parties from time to time, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 of the Indenture.
15. Authentication. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.
16. GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF NEW YORK REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
17. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at the following address:
LYB International Finance III, LLC
1221 McKinney Street
Suite 300
Houston, TX 77010
Attention: Chief Legal Officer
Email: Jeffrey.Kaplan@lyondellbasell.com
CorporateSecretary@lyondellbasell.com
CorporateFinance@lyondellbasell.com

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:     ________________________
(Insert assignee’s legal name)
_____________________________
(Insert assignee’s Soc. Sec. or tax I.D. no.)

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Print or type assignee’s name, address and zip code)
and irrevocably appoint __________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your Signature: __________________
        (Sign exactly as your name appears
on the face of this Note)

Signature Guarantee*: _______________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Note purchased by the Company pursuant to Section 10 of the Note, check the box below:
[   ]
If you want to elect to have only part of this Note purchased by the Company pursuant to Section 10 of the Note, state the amount you elect to have purchased:
$_______________
Date: __________

Your Signature: _________________________________
    (Sign exactly as your name appears on the face of this Note)

Tax Identification No.: ____________________________

Signature Guarantee*: _______________________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

 The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT B

    FORM OF NOTE DUE 2025
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS

CUSIP: 50249A AF0
ISIN: US50249AAF03

LYB International Finance III, LLC
GLOBAL NOTE
representing up to
$500,000,000
1.250% Guaranteed Notes due 2025
Fully and Unconditionally Guaranteed by
LyondellBasell Industries N.V.
No. [ ] $[ ]
LYB INTERNATIONAL FINANCE III, LLC, a Delaware limited liability company, promises to pay to Cede & Co., or its registered assigns, [ • ] DOLLARS ($[ • ]) or such greater or lesser principal sum as may be set forth on the Schedule of Increases or Decreases in Global Note attached hereto on October 1, 2025.
Interest Payment Dates: Semi-annually on April 1 and October 1, commencing on April 1, 2021
Record Dates: March 15 and September 15 immediately preceding the related interest payment date
Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

LYB INTERNATIONAL FINANCE III, LLC, as Issuer
By:
Name: [●]
Title: [●]

Dated: October 8, 2020

LYONDELLBASELL INDUSTRIES N.V., as Guarantor
By:
Name: [●]
Title: [●]

Dated: October 8, 2020

This is one of the Notes referred to in the within-mentioned Indenture:
            Wells Fargo Bank, National Association, as Trustee

            By:_________________________________
            Name:
            Title:

Dated: October 8, 2020

[Back of Note]

1.250% Guaranteed Notes due 2025
Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
1.    LYB International Finance III, LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at 1.250% per annum from October 8, 2020 until maturity as set forth in the Indenture (as defined below). The Company will pay interest semi-annually in arrears on April 1 and October 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day without the accrual of interest for the intervening period (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date; provided that the first Interest Payment Date shall be April 1, 2021. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Notes. Interest will be computed on the basis of a 360¬ day year comprised of twelve 30-day months.
2.    Method of Payment. The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on March 15 and September 15 (whether or not a Business Day), as the case may be, immediately preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.15(b) of the Indenture with respect to defaulted interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3.    Trustee; Paying Agent and Registrar. Wells Fargo Bank, National Association, will be the Trustee, Paying Agent and Registrar (the “Trustee”) under the Indenture with regard to the Notes.
4.    Guarantee. LyondellBasell Industries N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Notes, upon the terms and subject to the conditions set forth in the Indenture, (a) the full and prompt payment of the principal of and any premium on this Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on and any Additional Amounts with respect to this Note when and as the same shall become due, subject in each case to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on any Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on or any Additional Amounts with respect to any Note when and as the same shall become due, each of the Trustee and the Holder of such Note shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

5.    Indenture. The Company issued the Notes under an Indenture, dated as of October 10, 2019 (as amended or supplemented from time to time, the “Indenture”), between the Company, the Guarantor and the Trustee. This Note represents a duly authorized issue of Notes of the Company designated as its 1.250% Guaranteed Notes due 2025 (the “Notes”). The Company shall be entitled to issue additional Notes pursuant to Section 2.01 of the Indenture. The Notes issued under the Indenture shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
6.    Optional Redemption.
(a)    Prior to the Par Call Date, the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
(i)    100% of the principal amount of the Notes to be redeemed; and
(ii)    the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the Notes matured on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 15 basis points;
plus, accrued and unpaid interest to, but excluding, the date of redemption.
On or after the Par Call Date, the Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.
(b)    Notes called for redemption become due on the date fixed for redemption. Notices of redemption will be mailed at least 10 but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the redemption price or, if not ascertainable, the manner of determining the redemption price and the place(s) that payment will be made upon presentation and surrender of Notes to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. Notes called for redemption will be redeemed and repaid in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof. If less than all the Notes are redeemed at any time, the Trustee will select the Notes to be redeemed on a pro rata basis or by any other method in accordance with the procedures of DTC.
For purposes of determining the optional redemption price, the following definitions are applicable:
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes, calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.
“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations obtained by the Company for the redemption date, after excluding the highest and lowest of all Reference Treasury Dealer Quotations obtained, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Company.

“Independent Investment Banker” means J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and Credit Suisse Securities (USA) LLC (and their respective successors), or, if each of such firms are unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.
“Par Call Date” means September 1, 2025 (one month prior to the maturity date)
“Reference Treasury Dealer” means each of (i) J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and Credit Suisse Securities (USA) LLC (and their respective successors), unless any of them ceases to be a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer, and (ii) any two or more other Primary Treasury Dealers selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date for the Notes, an average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
“Treasury Yield” means, with respect to any redemption date applicable to the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding the redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the redemption date.
7.    Special Mandatory Redemption. If (i) the Louisiana Joint Venture has not been completed on or prior to March 31, 2021 or (ii) at any time prior to March 31, 2021, the MIPA has been validly terminated (other than in connection with the consummation of the transaction) (the earlier to occur of the events described in clause (i) or (ii), the “special mandatory redemption event”), the Company shall redeem the Notes on the special mandatory redemption date (as defined below) at a redemption price (the “special mandatory redemption price”) equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. Upon the occurrence of a special mandatory redemption event, the Company will promptly (but in no event later than ten business days following such special mandatory redemption event) cause notice (a “special mandatory redemption notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the holders, the “special mandatory redemption notice date”). The notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three business days and no later than 60 days from the special mandatory redemption notice date (such date, the “special mandatory redemption date”), and that all of the outstanding Notes will be redeemed at the special mandatory redemption price on the special mandatory redemption date automatically and without any further action by the Holders of the Notes. At or prior to 10:00 a.m., New York City time, on the special mandatory redemption date, the Company shall deposit with the Trustee funds sufficient to pay the special mandatory redemption price for the Notes to be redeemed. If such deposit is made as provided above, the Notes shall cease to bear interest on and after the special mandatory redemption date. Upon the completion of the Louisiana Joint Venture, this Section 7 shall cease to apply to the Notes.
For purposes of this Section 7, the following terms will be applicable:
“Louisiana Joint Venture” means the purchase by LyondellBasell LC Offtake LLC from Sasol Chemicals (USA) LLC (“Sasol”) of a 50 percent interest in a newly formed joint venture that will, at the time the proposed transaction closes, own the 1.5 million ton ethane cracker, 0.9 million ton low and linear-low density polyethylene plants and all associated utilities, offsites and infrastructure located in Lake Charles, Louisiana.
“MIPA” means the membership interest purchase agreement for the purchase of the Louisiana Joint Venture interest by LyondellBasell LC Offtake LLC from Sasol.

8.    Redemption for Changes in Taxes. In accordance with Section 3.12 of the Indenture, the Company may redeem the Notes in whole but not in part at its discretion at any time upon giving not less than 10 nor more than 60 days’ prior notice to the Holders of the Notes (which notice will be irrevocable) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Company for redemption (a “Tax Redemption Date”) (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date and Additional Amounts (if any) in respect thereof) under the circumstances set forth in Section 3.12 of the Indenture.
9.    Sinking Fund. The Company shall not be required to make sinking fund payments with respect to the Notes.
10.    Change of Control Offer. If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes as described in Section 6, each Holder shall have the right to require the Company to make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth herein. In a Change of Control Offer, the Company will offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased (a “Change of Control Payment”), plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase, subject to the right of Holders of record on the applicable record date to receive interest due on the next Interest Payment Date.
Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the applicable notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (a “Change of Control Payment Date”). The notice may, if mailed prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.
Upon the Change of Control Payment Date, the Company will, to the extent lawful:
(a)    accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;
(b)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered and not withdrawn; and
(c)    deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
The Company will comply with the applicable requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
For purposes of this Section 10, the following terms will be applicable:
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s Subsidiaries, taken as a whole, to any person, other than the Guarantor or one of its Subsidiaries; or (2) the Guarantor becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of acquisition, merger, amalgamation, consolidation, transfer, conveyance or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the voting stock of the Guarantor, other than by virtue of the imposition of a holding company, or the reincorporation of the Guarantor in another jurisdiction, so long as the beneficial owners of the voting stock of the Guarantor immediately prior to such transaction hold a majority of the voting power of the voting stock of such holding company or reincorporation entity immediately thereafter. Any disposition of a “disposed group” permitted pursuant to Section 5.01(b) of the Indenture will not constitute a Change of Control pursuant to clause (1) of the first sentence of this definition.
Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) of the definition of Change of Control above if (i) the Guarantor becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s voting stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. The term “person,” as used in this definition of Change of Control, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.
These provisions relating to the Company’s obligation to make a Change of Control Offer may be waived or modified with the consent of the Holders of a majority in aggregate principal amount of the Notes.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“investment grade rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Guarantor.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“rating agencies” means (1) each of Moody’s and S&P and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Guarantor (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.
“rating event” means the rating on the Notes is lowered by both of the two rating agencies and the Notes are rated below an investment grade rating by both of the two rating agencies, in any case on any day during the period (which period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the rating agencies) commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“voting stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
11.    Denominations, Transfer, Exchange. The Notes are in fully registered form only, without coupons, in denominations of $2,000 and integral multiples of $1,000. A holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes during a period beginning 15 days before the mailing of a redemption notice for any Notes or portions thereof selected for redemption.
12.    Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
13.    Amendment, Supplement and Waiver. The Indenture or the Notes may be amended or supplemented as provided in the Indenture.
14.    Defaults and Remedies. If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor as specified in the Indenture) occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Event of Default (or, in the case of an Event of Default described in clause (4) of Section 6.01(a) of the Indenture, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities of all such series so affected acting as one class) by notice to the Company, the Guarantor and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of such series or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on the Securities shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 6.01(a) of the Indenture hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder of the Securities. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by such Event of Default or all series so affected, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if (1) the rescission would not conflict with any judgment or decree, (2) all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration, and (3) the Trustee has been paid any amounts due to it for the compensation as may be agreed in writing by the parties from time to time, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 of the Indenture.
15.    Authentication. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.
16.    GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF NEW YORK REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
17.    CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at the following address:

LYB International Finance III, LLC
1221 McKinney Street
Suite 300
Houston, TX 77010
Attention: Chief Legal Officer
Email:    Jeffrey.Kaplan@lyondellbasell.com
    CorporateSecretary@lyondellbasell.com
    CorporateFinance@lyondellbasell.com

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:     ________________________
(Insert assignee’s legal name)
(Insert assignee’s Soc. Sec. or tax I.D. no.)

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
    (Print or type assignee’s name, address and zip code)
and irrevocably appoint __________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your Signature: __________________
        (Sign exactly as your name appears
on the face of this Note)

Signature Guarantee*: _______________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Note purchased by the Company pursuant to Section 9 of the Note, check the box below:
[   ]
If you want to elect to have only part of this Note purchased by the Company pursuant to Section 9 of the Note, state the amount you elect to have purchased:
$_______________
Date: __________

Your Signature: _________________________________
    (Sign exactly as your name appears on the face of this Note)
Tax Identification No.: ____________________________

Signature Guarantee*: _______________________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

 The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT C
FORM OF NOTE DUE 2030
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.
TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

CUSIP: 50249A AG8
ISIN: US50249AAG85

LYB International Finance III, LLC

GLOBAL NOTE
representing up to $500,000,000
2.250% Guaranteed Notes due 2030

Fully and Unconditionally Guaranteed by

LyondellBasell Industries N.V.
No. [ ] $[ ]
LYB INTERNATIONAL FINANCE III, LLC, a Delaware limited liability company, promises to pay to Cede & Co., or its registered assigns, [ • ] DOLLARS ($[ • ]) or such greater or lesser principal sum as may be set forth on the Schedule of Increases or Decreases in Global Note attached hereto on October 1, 2030.
Interest Payment Dates: Semi-annually on April 1 and October 1, commencing on April 1, 2021
Record Dates: March 15 and September 15 immediately preceding the related interest payment date
Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

LYB INTERNATIONAL FINANCE III, LLC, as Issuer
By:
Name: [●]
Title: [●]

Dated: October 8, 2020

LYONDELLBASELL INDUSTRIES N.V., as Guarantor
By:
Name: [●]
Title: [●]

Dated: October 8, 2020

This is one of the Notes referred to in the within-mentioned Indenture:
            Wells Fargo Bank, National Association, as Trustee

            By:_________________________________
            Name:
            Title:

Dated: October 8, 2020

[Back of Note]

2.250% Guaranteed Notes due 2030
Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
1. LYB International Finance III, LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at 2.250% per annum from October 8, 2020 until maturity as set forth in the Indenture (as defined below). The Company will pay interest semi-annually in arrears on April 1 and October 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day without the accrual of interest for the intervening period (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date; provided that the first Interest Payment Date shall be April 1, 2021. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Notes. Interest will be computed on the basis of a 360 day year comprised of twelve 30-day months.
2. Method of Payment. The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on March 15 and September 15 (whether or not a Business Day), as the case may be, immediately preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.15(b) of the Indenture with respect to defaulted interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3. Trustee; Paying Agent and Registrar. Wells Fargo Bank, National Association, will be the Trustee, Paying Agent and Registrar (the “Trustee”) under the Indenture with regard to the Notes.
4. Guarantee. LyondellBasell Industries N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Notes, upon the terms and subject to the conditions set forth in the Indenture, (a) the full and prompt payment of the principal of and any premium on this Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on and any Additional Amounts with respect to this Note when and as the same shall become due, subject in each case to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on any Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on or any Additional Amounts with respect to any Note when and as the same shall become due, each of the Trustee and the Holder of such Note shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

5. Indenture. The Company issued the Notes under an Indenture, dated as of October 10, 2019 (as amended or supplemented from time to time, the “Indenture”), between the Company, the Guarantor and the Trustee. This Note represents a duly authorized issue of Notes of the Company designated as its 2.250% Guaranteed Notes due 2030 (the “Notes”). The Company shall be entitled to issue additional Notes pursuant to Section 2.01 of the Indenture. The Notes issued under the Indenture shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
6. Optional Redemption.
(a) Prior to the Par Call Date, the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
(i) 100% of the principal amount of the Notes to be redeemed; and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the Notes matured on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 25 basis points;
plus, accrued and unpaid interest to, but excluding, the date of redemption.
On or after the Par Call Date, the Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.
(b) Notes called for redemption become due on the date fixed for redemption. Notices of redemption will be mailed at least 10 but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the redemption price or, if not ascertainable, the manner of determining the redemption price and the place(s) that payment will be made upon presentation and surrender of Notes to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. Notes called for redemption will be redeemed and repaid in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof. If less than all the Notes are redeemed at any time, the Trustee will select the Notes to be redeemed on a pro rata basis or by any other method in accordance with the procedures of DTC.
For purposes of determining the optional redemption price, the following definitions are applicable:
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes, calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.
“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations obtained by the Company for the redemption date, after excluding the highest and lowest of all Reference Treasury Dealer Quotations obtained, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Company.

“Independent Investment Banker” means J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and Credit Suisse Securities (USA) LLC (and their respective successors), or, if each of such firms are unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.
“Par Call Date” means July 1, 2030 (three months prior to the maturity date)
“Reference Treasury Dealer” means each of (i) J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and Credit Suisse Securities (USA) LLC (and their respective successors), unless any of them ceases to be a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer, and (ii) any two or more other Primary Treasury Dealers selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date for the Notes, an average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
“Treasury Yield” means, with respect to any redemption date applicable to the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding the redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the redemption date.
7. Special Mandatory Redemption. If (i) the Louisiana Joint Venture has not been completed on or prior to March 31, 2021 or (ii) at any time prior to March 31, 2021, the MIPA has been validly terminated (other than in connection with the consummation of the transaction) (the earlier to occur of the events described in clause (i) or (ii), the “special mandatory redemption event”), the Company shall redeem the Notes on the special mandatory redemption date (as defined below) at a redemption price (the “special mandatory redemption price”) equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. Upon the occurrence of a special mandatory redemption event, the Company will promptly (but in no event later than ten business days following such special mandatory redemption event) cause notice (a “special mandatory redemption notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the holders, the “special mandatory redemption notice date”). The notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three business days and no later than 60 days from the special mandatory redemption notice date (such date, the “special mandatory redemption date”), and that all of the outstanding Notes will be redeemed at the special mandatory redemption price on the special mandatory redemption date automatically and without any further action by the Holders of the Notes. At or prior to 10:00 a.m., New York City time, on the special mandatory redemption date, the Company shall deposit with the Trustee funds sufficient to pay the special mandatory redemption price for the Notes to be redeemed. If such deposit is made as provided above, the Notes shall cease to bear interest on and after the special mandatory redemption date. Upon the completion of the Louisiana Joint Venture, this Section 7 shall cease to apply to the Notes.
For purposes of this Section 7, the following terms will be applicable:
“Louisiana Joint Venture” means the purchase by LyondellBasell LC Offtake LLC from Sasol Chemicals (USA) LLC (“Sasol”) of a 50 percent interest in a newly formed joint venture that will, at the time the proposed transaction closes, own the 1.5 million ton ethane cracker, 0.9 million ton low and linear-low density polyethylene plants and all associated utilities, offsites and infrastructure located in Lake Charles, Louisiana.
“MIPA” means the membership interest purchase agreement for the purchase of the Louisiana Joint Venture interest by LyondellBasell LC Offtake LLC from Sasol.

8. Redemption for Changes in Taxes. In accordance with Section 3.12 of the Indenture, the Company may redeem the Notes in whole but not in part at its discretion at any time upon giving not less than 10 nor more than 60 days’ prior notice to the Holders of the Notes (which notice will be irrevocable) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Company for redemption (a “Tax Redemption Date”) (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date and Additional Amounts (if any) in respect thereof) under the circumstances set forth in Section 3.12 of the Indenture.
9. Sinking Fund. The Company shall not be required to make sinking fund payments with respect to the Notes.
10. Change of Control Offer. If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes as described in Section 6, each Holder shall have the right to require the Company to make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth herein. In a Change of Control Offer, the Company will offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased (a “Change of Control Payment”), plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase, subject to the right of Holders of record on the applicable record date to receive interest due on the next Interest Payment Date.
Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the applicable notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (a “Change of Control Payment Date”). The notice may, if mailed prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.
Upon the Change of Control Payment Date, the Company will, to the extent lawful:
(a) accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;
(b) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered and not withdrawn; and
(c) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
The Company will comply with the applicable requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
For purposes of this Section 10, the following terms will be applicable:
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s Subsidiaries, taken as a whole, to any person, other than the Guarantor or one of its Subsidiaries; or (2) the Guarantor becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of acquisition, merger, amalgamation, consolidation, transfer, conveyance or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the voting stock of the Guarantor, other than by virtue of the imposition of a holding company, or the reincorporation of the Guarantor in another jurisdiction, so long as the beneficial owners of the voting stock of the Guarantor immediately prior to such transaction hold a majority of the voting power of the voting stock of such holding company or reincorporation entity immediately thereafter. Any disposition of a “disposed group” permitted pursuant to Section 5.01(b) of the Indenture will not constitute a Change of Control pursuant to clause (1) of the first sentence of this definition.
Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) of the definition of Change of Control above if (i) the Guarantor becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s voting stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. The term “person,” as used in this definition of Change of Control, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.
These provisions relating to the Company’s obligation to make a Change of Control Offer may be waived or modified with the consent of the Holders of a majority in aggregate principal amount of the Notes.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“investment grade rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Guarantor.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“rating agencies” means (1) each of Moody’s and S&P and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Guarantor (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.
“rating event” means the rating on the Notes is lowered by both of the two rating agencies and the Notes are rated below an investment grade rating by both of the two rating agencies, in any case on any day during the period (which period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the rating agencies) commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“voting stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
11. Denominations, Transfer, Exchange. The Notes are in fully registered form only, without coupons, in denominations of $2,000 and integral multiples of $1,000. A holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes during a period beginning 15 days before the mailing of a redemption notice for any Notes or portions thereof selected for redemption.
12. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
13. Amendment, Supplement and Waiver. The Indenture or the Notes may be amended or supplemented as provided in the Indenture.
14. Defaults and Remedies. If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor as specified in the Indenture) occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Event of Default (or, in the case of an Event of Default described in clause (4) of Section 6.01(a) of the Indenture, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities of all such series so affected acting as one class) by notice to the Company, the Guarantor and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of such series or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on the Securities shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 6.01(a) of the Indenture hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder of the Securities. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by such Event of Default or all series so affected, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if (1) the rescission would not conflict with any judgment or decree, (2) all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration, and (3) the Trustee has been paid any amounts due to it for the compensation as may be agreed in writing by the parties from time to time, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 of the Indenture.
15. Authentication. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.
16. GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT

THE LAWS OF THE STATE OF NEW YORK REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
17. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at the following address:

LYB International Finance III, LLC 1221 McKinney Street Suite 300 Houston, TX 77010 Attention: Chief Legal Officer
Email: Jeffrey.Kaplan@lyondellbasell.com
CorporateSecretary@lyondellbasell.com
CorporateFinance@lyondellbasell.com

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:     ________________________
(Insert assignee’s legal name)
(Insert assignee’s Soc. Sec. or tax I.D. no.)

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
    (Print or type assignee’s name, address and zip code)
and irrevocably appoint __________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your Signature: __________________
        (Sign exactly as your name appears
on the face of this Note)

Signature Guarantee*: _______________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Note purchased by the Company pursuant to Section 9 of the Note, check the box below:
[   ]
If you want to elect to have only part of this Note purchased by the Company pursuant to Section 9 of the Note, state the amount you elect to have purchased:
$_______________
Date: __________

Your Signature: _________________________________
    (Sign exactly as your name appears on the face of this Note)
Tax Identification No.: ____________________________

Signature Guarantee*: _______________________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

 The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT D
FORM OF NOTE DUE 2040
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.
TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

CUSIP: 50249A AH6
ISIN: US50249AAH68

LYB International Finance III, LLC

GLOBAL NOTE
representing up to $750,000,000
3.375% Guaranteed Notes due 2040

Fully and Unconditionally Guaranteed by

LyondellBasell Industries N.V.
No. [ ] $[ ]
LYB INTERNATIONAL FINANCE III, LLC, a Delaware limited liability company, promises to pay to Cede & Co., or its registered assigns, [ • ] DOLLARS ($[ • ]) or such greater or lesser principal sum as may be set forth on the Schedule of Increases or Decreases in Global Note attached hereto on October 1, 2040.
Interest Payment Dates: Semi-annually on April 1 and October 1, commencing on April 1, 2021
Record Dates: March 15 and September 15 immediately preceding the related interest payment date
Additional provisions of this Note are set forth on the other side of this Note

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

LYB INTERNATIONAL FINANCE III, LLC, as Issuer
By:
Name: [●]
Title: [●]

Dated: October 8, 2020

LYONDELLBASELL INDUSTRIES N.V., as Guarantor
By:
Name: [●]
Title: [●]

Dated: October 8, 2020

This is one of the Notes referred to in the within-mentioned Indenture:
            Wells Fargo Bank, National Association, as Trustee

            By:_________________________________
            Name:
            Title:

Dated: October 8, 2020

[Back of Note]

3.375% Guaranteed Notes due 2040
Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
1. LYB International Finance III, LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at 3.375% per annum from October 8, 2020 until maturity as set forth in the Indenture (as defined below). The Company will pay interest semi-annually in arrears on April 1 and October 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day without the accrual of interest for the intervening period (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date; provided that the first Interest Payment Date shall be April 1, 2021. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Notes. Interest will be computed on the basis of a 360 day year comprised of twelve 30-day months.
2. Method of Payment. The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on March 15 and September 15 (whether or not a Business Day), as the case may be, immediately preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.15(b) of the Indenture with respect to defaulted interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3. Trustee; Paying Agent and Registrar. Wells Fargo Bank, National Association, will be the Trustee, Paying Agent and Registrar (the “Trustee”) under the Indenture with regard to the Notes.
4. Guarantee. LyondellBasell Industries N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Notes, upon the terms and subject to the conditions set forth in the Indenture, (a) the full and prompt payment of the principal of and any premium on this Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on and any Additional Amounts with respect to this Note when and as the same shall become due, subject in each case to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on any Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on or any Additional Amounts with respect to any Note when and as the same shall become due, each of the Trustee and the Holder of such Note shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

5. Indenture. The Company issued the Notes under an Indenture, dated as of October 10, 2019 (as amended or supplemented from time to time, the “Indenture”), between the Company, the Guarantor and the Trustee. This Note represents a duly authorized issue of Notes of the Company designated as 3.375% Guaranteed Notes due 2040 (the “Notes”). The Company shall be entitled to issue additional Notes pursuant to Section 2.01 of the Indenture. The Notes issued under the Indenture shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
6. Optional Redemption.
(a) Prior to the Par Call Date, the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
(i) 100% of the principal amount of the Notes to be redeemed; and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the Notes matured on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 30 basis points;
plus, accrued and unpaid interest to, but excluding, the date of redemption.
On or after the Par Call Date, the Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.
(b) Notes called for redemption become due on the date fixed for redemption. Notices of redemption will be mailed at least 10 but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the redemption price or, if not ascertainable, the manner of determining the redemption price and the place(s) that payment will be made upon presentation and surrender of Notes to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. Notes called for redemption will be redeemed and repaid in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof. If less than all the Notes are redeemed at any time, the Trustee will select the Notes to be redeemed on a pro rata basis or by any other method in accordance with the procedures of DTC.
For purposes of determining the optional redemption price, the following definitions are applicable:
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes, calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.
“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations obtained by the Company for the redemption date, after excluding the highest and lowest of all Reference Treasury Dealer Quotations obtained, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Company.

“Independent Investment Banker” means J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and Credit Suisse Securities (USA) LLC (and their respective successors), or, if each of such firms are unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.
“Par Call Date” means April 1, 2040 (six months prior to the maturity date)
“Reference Treasury Dealer” means each of (i) J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and Credit Suisse Securities (USA) LLC (and their respective successors), unless any of them ceases to be a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer, and (ii) any two or more other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date for the Notes, an average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
“Treasury Yield” means, with respect to any redemption date applicable to the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding the redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the redemption date.
7. Redemption for Changes in Taxes. In accordance with Section 3.12 of the Indenture, the Company may redeem the Notes in whole but not in part at its discretion at any time upon giving not less than 10 nor more than 60 days’ prior notice to the Holders of the Notes (which notice will be irrevocable) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Company for redemption (a “Tax Redemption Date”) (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date and Additional Amounts (if any) in respect thereof) under the circumstances set forth in Section 3.12 of the Indenture.
8. Sinking Fund. The Company shall not be required to make sinking fund payments with respect to the Notes.
9. Change of Control Offer. If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes as described in Section 6, each Holder shall have the right to require the Company to make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth herein. In a Change of Control Offer, the Company will offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased (a “Change of Control Payment”), plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase, subject to the right of Holders of record on the applicable record date to receive interest due on the next Interest Payment Date.
Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the applicable notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (a “Change of Control Payment Date”). The notice may, if mailed prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.
Upon the Change of Control Payment Date, the Company will, to the extent lawful:
(a) accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;
(b) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered and not withdrawn; and
(c) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
The Company will comply with the applicable requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
For purposes of this Section 9, the following terms will be applicable:
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s Subsidiaries, taken as a whole, to any person, other than the Guarantor or one of its Subsidiaries; or (2) the Guarantor becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of acquisition, merger, amalgamation, consolidation, transfer, conveyance or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the voting stock of the Guarantor, other than by virtue of the imposition of a holding company, or the reincorporation of the Guarantor in another jurisdiction, so long as the beneficial owners of the voting stock of the Guarantor immediately prior to such transaction hold a majority of the voting power of the voting stock of such holding company or reincorporation entity immediately thereafter. Any disposition of a “disposed group” permitted pursuant to Section 5.01(b) of the Indenture will not constitute a Change of Control pursuant to clause (1) of the first sentence of this definition.
Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) of the definition of Change of Control above if (i) the Guarantor becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s voting stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. The term “person,” as used in this definition of Change of Control, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.
These provisions relating to the Company’s obligation to make a Change of Control Offer may be waived or modified with the consent of the Holders of a majority in aggregate principal amount of the Notes.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“investment grade rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Guarantor.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“rating agencies” means (1) each of Moody’s and S&P and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Guarantor (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.
“rating event” means the rating on the Notes is lowered by both of the two rating agencies and the Notes are rated below an investment grade rating by both of the two rating agencies, in any case on any day during the period (which period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the rating agencies) commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“voting stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
10. Denominations, Transfer, Exchange. The Notes are in fully registered form only, without coupons, in denominations of $2,000 and integral multiples of $1,000. A holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes during a period beginning 15 days before the mailing of a redemption notice for any Notes or portions thereof selected for redemption.
11. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
12. Amendment, Supplement and Waiver. The Indenture or the Notes may be amended or supplemented as provided in the Indenture.
13. Defaults and Remedies. If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor as specified in the Indenture) occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Event of Default (or, in the case of an Event of Default described in clause (4) of Section 6.01(a) of the Indenture, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities of all such series so affected acting as one class) by notice to the Company, the Guarantor and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of such series or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on the Securities shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 6.01(a) of the Indenture hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder of the Securities. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by such Event of Default or all series so affected, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if (1) the rescission would not conflict with any judgment or decree, (2) all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration, and (3) the Trustee has been paid any amounts due to it for the compensation as may be agreed in writing by the parties from time to time, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 of the Indenture.
14. Authentication. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.
15. GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF NEW YORK REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at the following address:

LYB International Finance III, LLC
1221 McKinney Street
Suite 300
Houston, TX 77010
Attention: Chief Legal Officer
Email: Jeffrey.Kaplan@lyondellbasell.com
CorporateSecretary@lyondellbasell.com
CorporateFinance@lyondellbasell.com

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:     ________________________
(Insert assignee’s legal name)
(Insert assignee’s Soc. Sec. or tax I.D. no.)

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
    (Print or type assignee’s name, address and zip code)
and irrevocably appoint __________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your Signature: __________________
        (Sign exactly as your name appears
on the face of this Note)

Signature Guarantee*: _______________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Note purchased by the Company pursuant to Section 9 of the Note, check the box below:
[   ]
If you want to elect to have only part of this Note purchased by the Company pursuant to Section 9 of the Note, state the amount you elect to have purchased:
$_______________
Date: __________

Your Signature: _________________________________
    (Sign exactly as your name appears on the face of this Note)
Tax Identification No.: ____________________________

Signature Guarantee*: _______________________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

 The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT E
FORM OF NOTE DUE 2051
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.
TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

CUSIP: 50249A AJ2
ISIN: US50249AAJ25
LYB International Finance III, LLC
GLOBAL NOTE
representing up to $1,000,000,000
3.625% Guaranteed Notes due 2051
Fully and Unconditionally Guaranteed by
LyondellBasell Industries N.V.
No. [ ] $[ ]
LYB INTERNATIONAL FINANCE III, LLC, a Delaware limited liability company, promises to pay to Cede & Co., or its registered assigns, [ • ] DOLLARS ($[ • ]) or such greater or lesser principal sum as may be set forth on the Schedule of Increases or Decreases in Global Note attached hereto on April 1, 2051.
Interest Payment Dates: Semi-annually on April 1 and October 1, commencing on April 1, 2021
Record Dates: March 15 and September 15 immediately preceding the related interest payment date
Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

LYB INTERNATIONAL FINANCE III, LLC, as Issuer
By:
Name: [●]
Title: [●]

Dated: October 8, 2020

LYONDELLBASELL INDUSTRIES N.V., as Guarantor
By:
Name: [●]
Title: [●]

Dated: October 8, 2020

This is one of the Notes referred to in the within-mentioned Indenture:
            Wells Fargo Bank, National Association, as Trustee

            By:_________________________________
            Name:
            Title:

Dated: October 8, 2020

[Back of Note]

3.625% Guaranteed Notes due 2051
Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
1. LYB International Finance III, LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at 3.625% per annum from October 8, 2020 until maturity as set forth in the Indenture (as defined below). The Company will pay interest semi-annually in arrears on April 1 and October 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day without the accrual of interest for the intervening period (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date; provided that the first Interest Payment Date shall be April 1, 2021. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Notes. Interest will be computed on the basis of a 360 day year comprised of twelve 30-day months.
2. Method of Payment. The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on March 15 and September 15 (whether or not a Business Day), as the case may be, immediately preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.15(b) of the Indenture with respect to defaulted interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3. Trustee; Paying Agent and Registrar. Wells Fargo Bank, National Association, will be the Trustee, Paying Agent and Registrar (the “Trustee”) under the Indenture with regard to the Notes.
4. Guarantee. LyondellBasell Industries N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Notes, upon the terms and subject to the conditions set forth in the Indenture, (a) the full and prompt payment of the principal of and any premium on this Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on and any Additional Amounts with respect to this Note when and as the same shall become due, subject in each case to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on any Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on or any Additional Amounts with respect to any Note when and as the same shall become due, each of the Trustee and the Holder of such Note shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

5. Indenture. The Company issued the Notes under an Indenture, dated as of October 10, 2019 (as amended or supplemented from time to time, the “Indenture”), between the Company, the Guarantor and the Trustee. This Note represents a duly authorized issue of Notes of the Company designated as its 3.625% Guaranteed Notes due 2051 (the “Notes”). The Company shall be entitled to issue additional Notes pursuant to Section 2.01 of the Indenture. The Notes issued under the Indenture shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
6. Optional Redemption.
(a) Prior to the Par Call Date, the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
(i) 100% of the principal amount of the Notes to be redeemed; and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the Notes matured on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 35 basis points;
plus, accrued and unpaid interest to, but excluding, the date of redemption.
On or after the Par Call Date, the Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.
(b) Notes called for redemption become due on the date fixed for redemption. Notices of redemption will be mailed at least 10 but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the redemption price or, if not ascertainable, the manner of determining the redemption price and the place(s) that payment will be made upon presentation and surrender of Notes to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. Notes called for redemption will be redeemed and repaid in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof. If less than all the Notes are redeemed at any time, the Trustee will select the Notes to be redeemed on a pro rata basis or by any other method in accordance with the procedures of DTC.
For purposes of determining the optional redemption price, the following definitions are applicable:
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes, calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.
“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations obtained by the Company for the redemption date, after excluding the highest and lowest of all Reference Treasury Dealer Quotations obtained, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Company.

“Independent Investment Banker” means J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and Credit Suisse Securities (USA) LLC (and their respective successors), or, if each of such firms are unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.
“Par Call Date” means October 1, 2050 (six months prior to the maturity date)
“Reference Treasury Dealer” means each of (i) J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and Credit Suisse Securities (USA) LLC (and their respective successors), unless any of them ceases to be a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer, and (ii) any two or more other Primary Treasury Dealers selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date for the Notes, an average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
“Treasury Yield” means, with respect to any redemption date applicable to the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding the redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the redemption date.
7. Redemption for Changes in Taxes. In accordance with Section 3.12 of the Indenture, the Company may redeem the Notes in whole but not in part at its discretion at any time upon giving not less than 10 nor more than 60 days’ prior notice to the Holders of the Notes (which notice will be irrevocable) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Company for redemption (a “Tax Redemption Date”) (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date and Additional Amounts (if any) in respect thereof) under the circumstances set forth in Section 3.12 of the Indenture.
8. Sinking Fund. The Company shall not be required to make sinking fund payments with respect to the Notes.
9. Change of Control Offer. If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes as described in Section 6, each Holder shall have the right to require the Company to make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth herein. In a Change of Control Offer, the Company will offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased (a “Change of Control Payment”), plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase, subject to the right of Holders of record on the applicable record date to receive interest due on the next Interest Payment Date.
Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the applicable notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (a “Change of Control Payment Date”). The notice may, if mailed prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.

Upon the Change of Control Payment Date, the Company will, to the extent lawful:
(a) accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;
(b) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered and not withdrawn; and
(c) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
The Company will comply with the applicable requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
For purposes of this Section 9, the following terms will be applicable:
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s Subsidiaries, taken as a whole, to any person, other than the Guarantor or one of its Subsidiaries; or (2) the Guarantor becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of acquisition, merger, amalgamation, consolidation, transfer, conveyance or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the voting stock of the Guarantor, other than by virtue of the imposition of a holding company, or the reincorporation of the Guarantor in another jurisdiction, so long as the beneficial owners of the voting stock of the Guarantor immediately prior to such transaction hold a majority of the voting power of the voting stock of such holding company or reincorporation entity immediately thereafter. Any disposition of a “disposed group” permitted pursuant to Section 5.01(b) of the Indenture will not constitute a Change of Control pursuant to clause (1) of the first sentence of this definition.
Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) of the definition of Change of Control above if (i) the Guarantor becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s voting stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. The term “person,” as used in this definition of Change of Control, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.
These provisions relating to the Company’s obligation to make a Change of Control Offer may be waived or modified with the consent of the Holders of a majority in aggregate principal amount of the Notes.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“investment grade rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Guarantor.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“rating agencies” means (1) each of Moody’s and S&P and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Guarantor (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.
“rating event” means the rating on the Notes is lowered by both of the two rating agencies and the Notes are rated below an investment grade rating by both of the two rating agencies, in any case on any day during the period (which period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the rating agencies) commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“voting stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
10. Denominations, Transfer, Exchange. The Notes are in fully registered form only, without coupons, in denominations of $2,000 and integral multiples of $1,000. A holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes during a period beginning 15 days before the mailing of a redemption notice for any Notes or portions thereof selected for redemption.
11. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
12. Amendment, Supplement and Waiver. The Indenture or the Notes may be amended or supplemented as provided in the Indenture.
13. Defaults and Remedies. If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor as specified in the Indenture) occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Event of Default (or, in the case of an Event of Default described in clause (4) of Section 6.01(a) of the Indenture, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities of all such series so affected acting as one class) by notice to the Company, the Guarantor and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of such series or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on the Securities shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 6.01(a) of the Indenture hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder of the Securities. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by such Event of Default or all series so affected, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if (1) the rescission would not conflict with any judgment or decree, (2) all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration, and (3) the Trustee has been paid any amounts due to it for the compensation as may be agreed in writing by the parties from time to time, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 of the Indenture.
14. Authentication. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.
15. GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF NEW YORK REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at the following address:
LYB International Finance III, LLC 1221 McKinney Street Suite 300 Houston, TX 77010 Attention: Chief Legal Officer
Email: Jeffrey.Kaplan@lyondellbasell.com
CorporateSecretary@lyondellbasell.com
             CorporateFinance@lyondellbasell.com

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:     ________________________
(Insert assignee’s legal name)
(Insert assignee’s Soc. Sec. or tax I.D. no.)

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
    (Print or type assignee’s name, address and zip code)
and irrevocably appoint __________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your Signature: __________________
        (Sign exactly as your name appears
on the face of this Note)

Signature Guarantee*: _______________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Note purchased by the Company pursuant to Section 9 of the Note, check the box below:
[   ]
If you want to elect to have only part of this Note purchased by the Company pursuant to Section 9 of the Note, state the amount you elect to have purchased:
$_______________
Date: __________

Your Signature: _________________________________
    (Sign exactly as your name appears on the face of this Note)
Tax Identification No.: ____________________________

Signature Guarantee*: _______________________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

 The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT F
FORM OF NOTE DUE 2060
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.
TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

CUSIP: 50249A AK9
ISIN: US50249AAK97

LYB International Finance III, LLC

GLOBAL NOTE
representing up to $500,000,000
3.800% Guaranteed Notes due 2060
Fully and Unconditionally Guaranteed by
LyondellBasell Industries N.V.
No. [ ] $[ ]
LYB INTERNATIONAL FINANCE III, LLC, a Delaware limited liability company, promises to pay to Cede & Co., or its registered assigns, [ • ] DOLLARS ($[ • ]) or such greater or lesser principal sum as may be set forth on the Schedule of Increases or Decreases in Global Note attached hereto on October 1, 2060.
Interest Payment Dates: Semi-annually on April 1 and October 1, commencing on April 1, 2021
Record Dates: March 15 and September 15 immediately preceding the related interest payment date
Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

LYB INTERNATIONAL FINANCE III, LLC, as Issuer
By:
Name: [●]
Title: [●]

Dated: October 8, 2020

LYONDELLBASELL INDUSTRIES N.V., as Guarantor
By:
Name: [●]
Title: [●]

Dated: October 8, 2020

This is one of the Notes referred to in the within-mentioned Indenture:
            Wells Fargo Bank, National Association, as Trustee

            By:_________________________________
            Name:
            Title:

Dated: October 8, 2020

[Back of Note]

3.800% Guaranteed Notes due 2060

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
1. LYB International Finance III, LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at 3.800% per annum from October 8, 2020 until maturity as set forth in the Indenture (as defined below). The Company will pay interest semi-annually in arrears on April 1 and October 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day without the accrual of interest for the intervening period (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date; provided that the first Interest Payment Date shall be April 1, 2021. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Notes. Interest will be computed on the basis of a 360 day year comprised of twelve 30-day months.
2. Method of Payment. The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on March 15 and September 15 (whether or not a Business Day), as the case may be, immediately preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.15(b) of the Indenture with respect to defaulted interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3. Trustee; Paying Agent and Registrar. Wells Fargo Bank, National Association, will be the Trustee, Paying Agent and Registrar (the “Trustee”) under the Indenture with regard to the Notes.
4. Guarantee. LyondellBasell Industries N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Notes, upon the terms and subject to the conditions set forth in the Indenture, (a) the full and prompt payment of the principal of and any premium on this Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on and any Additional Amounts with respect to this Note when and as the same shall become due, subject in each case to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on any Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on or any Additional Amounts with respect to any Note when and as the same shall become due, each of the Trustee and the Holder of such Note shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

5. Indenture. The Company issued the Notes under an Indenture, dated as of October 10, 2019 (as amended or supplemented from time to time, the “Indenture”), between the Company, the Guarantor and the Trustee. This Note represents a duly authorized issue of Notes of the Company designated as its 3.800% Guaranteed Notes due 2060 (the “Notes”). The Company shall be entitled to issue additional Notes pursuant to Section 2.01 of the Indenture. The Notes issued under the Indenture shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
6. Optional Redemption.
(a) Prior to the Par Call Date, the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
(i) 100% of the principal amount of the Notes to be redeemed; and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the Notes matured on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 35 basis points;
plus, accrued and unpaid interest to, but excluding, the date of redemption.
On or after the Par Call Date, the Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.
(b) Notes called for redemption become due on the date fixed for redemption. Notices of redemption will be mailed at least 10 but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the redemption price or, if not ascertainable, the manner of determining the redemption price and the place(s) that payment will be made upon presentation and surrender of Notes to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. Notes called for redemption will be redeemed and repaid in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof. If less than all the Notes are redeemed at any time, the Trustee will select the Notes to be redeemed on a pro rata basis or by any other method in accordance with the procedures of DTC.
For purposes of determining the optional redemption price, the following definitions are applicable:
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes, calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.
“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations obtained by the Company for the redemption date, after excluding the highest and lowest of all Reference Treasury Dealer Quotations obtained, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Company.

“Independent Investment Banker” means J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and Credit Suisse Securities (USA) LLC (and their respective successors), or, if each of such firms are unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.
“Par Call Date” means April 1, 2060 (six months prior to the maturity date)
“Reference Treasury Dealer” means each of (i) J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and Credit Suisse Securities (USA) LLC (and their respective successors), unless any of them ceases to be a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer, and (ii) any two or more other Primary Treasury Dealers selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date for the Notes, an average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
“Treasury Yield” means, with respect to any redemption date applicable to the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding the redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the redemption date.
7. Special Mandatory Redemption. If (i) the Louisiana Joint Venture has not been completed on or prior to March 31, 2021 or (ii) at any time prior to March 31, 2021, the MIPA has been validly terminated (other than in connection with the consummation of the transaction) (the earlier to occur of the events described in clause (i) or (ii), the “special mandatory redemption event”), the Company shall redeem the Notes on the special mandatory redemption date (as defined below) at a redemption price (the “special mandatory redemption price”) equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. Upon the occurrence of a special mandatory redemption event, the Company will promptly (but in no event later than ten business days following such special mandatory redemption event) cause notice (a “special mandatory redemption notice”) to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the holders, the “special mandatory redemption notice date”). The notice will inform Holders that the Notes will be redeemed on the redemption date set forth in such notice, which will be no earlier than three business days and no later than 60 days from the special mandatory redemption notice date (such date, the “special mandatory redemption date”), and that all of the outstanding Notes will be redeemed at the special mandatory redemption price on the special mandatory redemption date automatically and without any further action by the Holders of the Notes. At or prior to 10:00 a.m., New York City time, on the special mandatory redemption date, the Company shall deposit with the Trustee funds sufficient to pay the special mandatory redemption price for the Notes to be redeemed. If such deposit is made as provided above, the Notes shall cease to bear interest on and after the special mandatory redemption date. Upon the completion of the Louisiana Joint Venture, this Section 7 shall cease to apply to the Notes.
For purposes of this Section 7, the following terms will be applicable:
“Louisiana Joint Venture” means the purchase by LyondellBasell LC Offtake LLC from Sasol Chemicals (USA) LLC (“Sasol”) of a 50 percent interest in a newly formed joint venture that will, at the time the proposed transaction closes, own the 1.5 million ton ethane cracker, 0.9 million ton low and linear-low density polyethylene plants and all associated utilities, offsites and infrastructure located in Lake Charles, Louisiana.
“MIPA” means the membership interest purchase agreement for the purchase of the Louisiana Joint Venture interest by LyondellBasell LC Offtake LLC from Sasol.

8. Redemption for Changes in Taxes. In accordance with Section 3.12 of the Indenture, the Company may redeem the Notes in whole but not in part at its discretion at any time upon giving not less than 10 nor more than 60 days’ prior notice to the Holders of the Notes (which notice will be irrevocable) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Company for redemption (a “Tax Redemption Date”) (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date and Additional Amounts (if any) in respect thereof) under the circumstances set forth in Section 3.12 of the Indenture.
9. Sinking Fund. The Company shall not be required to make sinking fund payments with respect to the Notes.
10. Change of Control Offer. If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes as described in Section 6, each Holder shall have the right to require the Company to make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth herein. In a Change of Control Offer, the Company will offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased (a “Change of Control Payment”), plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase, subject to the right of Holders of record on the applicable record date to receive interest due on the next Interest Payment Date.
Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the applicable notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (a “Change of Control Payment Date”). The notice may, if mailed prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.
Upon the Change of Control Payment Date, the Company will, to the extent lawful:
(a) accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;
(b) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered and not withdrawn; and
(c) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
The Company will comply with the applicable requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
For purposes of this Section 10, the following terms will be applicable:
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s Subsidiaries, taken as a whole, to any person, other than the Guarantor or one of its Subsidiaries; or (2) the Guarantor becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of acquisition, merger, amalgamation, consolidation, transfer, conveyance or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the voting stock of the Guarantor, other than by virtue of the imposition of a holding company, or the reincorporation of the Guarantor in another jurisdiction, so long as the beneficial owners of the voting stock of the Guarantor immediately prior to such transaction hold a majority of the voting power of the voting stock of such holding company or reincorporation entity immediately thereafter. Any disposition of a “disposed group” permitted pursuant to Section 5.01(b) of the Indenture will not constitute a Change of Control pursuant to clause (1) of the first sentence of this definition.
Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) of the definition of Change of Control above if (i) the Guarantor becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s voting stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. The term “person,” as used in this definition of Change of Control, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.
These provisions relating to the Company’s obligation to make a Change of Control Offer may be waived or modified with the consent of the Holders of a majority in aggregate principal amount of the Notes.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“investment grade rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Guarantor.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“rating agencies” means (1) each of Moody’s and S&P and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Guarantor (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.
“rating event” means the rating on the Notes is lowered by both of the two rating agencies and the Notes are rated below an investment grade rating by both of the two rating agencies, in any case on any day during the period (which period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the rating agencies) commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“voting stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
11. Denominations, Transfer, Exchange. The Notes are in fully registered form only, without coupons, in denominations of $2,000 and integral multiples of $1,000. A holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes during a period beginning 15 days before the mailing of a redemption notice for any Notes or portions thereof selected for redemption.
12. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
13. Amendment, Supplement and Waiver. The Indenture or the Notes may be amended or supplemented as provided in the Indenture.
14. Defaults and Remedies. If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor as specified in the Indenture) occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Event of Default (or, in the case of an Event of Default described in clause (4) of Section 6.01(a) of the Indenture, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities of all such series so affected acting as one class) by notice to the Company, the Guarantor and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of such series or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on the Securities shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 6.01(a) of the Indenture hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder of the Securities. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by such Event of Default or all series so affected, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if (1) the rescission would not conflict with any judgment or decree, (2) all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration, and (3) the Trustee has been paid any amounts due to it for the compensation as may be agreed in writing by the parties from time to time, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 of the Indenture.
15. Authentication. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.
16. GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT

THE LAWS OF THE STATE OF NEW YORK REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
17. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
LYB International Finance III, LLC
1221 McKinney Street
Suite 300
Houston, TX 77010
Attention: Chief Legal Officer
Email: Jeffrey.Kaplan@lyondellbasell.com
CorporateSecretary@lyondellbasell.com
CorporateFinance@lyondellbasell.com

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:     ________________________
(Insert assignee’s legal name)
(Insert assignee’s Soc. Sec. or tax I.D. no.)

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
    (Print or type assignee’s name, address and zip code)
and irrevocably appoint __________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your Signature: __________________
        (Sign exactly as your name appears
on the face of this Note)

Signature Guarantee*: _______________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Note purchased by the Company pursuant to Section 9 of the Note, check the box below:
[   ]
If you want to elect to have only part of this Note purchased by the Company pursuant to Section 9 of the Note, state the amount you elect to have purchased:
$_______________
Date: __________

Your Signature: _________________________________
    (Sign exactly as your name appears on the face of this Note)
Tax Identification No.: ____________________________

Signature Guarantee*: _______________________________

________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

 The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian